1. PARTIES

Landlord: TARCHINI REAL ESTATE SA – Manno

Via Cantonale - Centro Galleria 3 (VAT # CHE-100.072.922)

further mentioned as landlord and represented by Mrs. Alessandra Tarchini Marra and

Mrs Giorgia Tarchini Gygax

Tenant : NAIE NATURAL ALTERNATIVES INTERNATIONAL EUROPE SA – Manno, Via Cantonale - Centro Galleria 1

(VAT # CHE-105.013.401)

further mentioned as tenant, represented by Mr. Mark LeDoux and Mr. Fausto Petrini

2. LEASE OBJECT

Location: Manno Municipality, Map 433, building Centro Galleria 1

n. 16 indoor parking places identified as # 71, 72, 76, 77, 78, 79, 80, 81, 82, 83, 84, 85, 86,

87, 88, 89 and n. 39 outdoor parking places identified as # 101, 102, 103, 104, 125, 126, 127,

128, 129, 130, 141, 142, 143, 144, 145, 146, 147, 148, 149, 150, 151, 152, 154, 155, 156, 157,

158, 159, 164, 165, 166, 230, 231, 232, 233, 234, 235, 236, 237, as highlighted in yellow in the attached layouts.

3. LEASE TERM

The lease is effective as of July 01, 2019 having a binding expiry on June 30, 2020. Nonetheless, the tenant has the faculty to renew the present contract for additional 1 (one) year, by means of a written registered letter to address to the landlord six months ahead.

4. LEASE AMOUNT

The yearly lease is fixed at CHF 58’680.- (fifty eight thousand six hundred eighty/00

Swiss francs), + the yearly connection tax of CHF 48’180.- (forty eight thousand one hundred eighty/00 Swiss francs), for a total amount of 106’860.- (one hundred six thousand eight hundred sixty/00 Swiss francs) VAT excluded, payable in advance with quarterly settlements.

4.a

This contract cancels and replaces all the current lease contracts between Tarchini real estate Sa and NAIE SA and specifically the lease concerning 10 external parking spaces dated 27 February 2017, the lease concerning 2 internal parking lots dated 29 January

2016 and the lease re. 2 internal parking lots dated 30 December 2014, within the building

Galleria 1, in Manno.

5. CONNECTION TAX

The tenant acknowledges that the State Council has submitted to the High Council the note 7139 dated November 4, 2015 as a review of the Law on Public Transport dated December 6, 1994. The note provides for the introduction of the connection tax against the landlords.

On June 5, 2016 the cantonal vote has decreed the approval of the connection tax, effective August 2016.

In the light of the above, the Tenant acknowledges that the rent for each parking place increases of CHF 73.-/month from August 1, 2016 as the above mentioned tax repayment.

6. FLP – Lugano Rail Project

The tenant claims to be informed of the content of the above mentioned project concerning the construction of a tram railway, published on the Official Journal 99/2017 dated December 12, 2017.

In particular, the Tenant knows that the project provides for the partial expropriation of Maps # 818, 819, 822, 841 and 885 in Manno and that viability and accessibility might change and the parking places might be reduced.

In this respect, the Tenant should not claim any allowance and/or compensation against the Landlord for any modification of the leased property and for any possible inconvenience or impediment arising under the subject project.

7. MISCELLANEOUS

Failing Landlord’s written consensus, it is prohibited for the Tenant to:

–     Partially or totally sublet or transfer the lease to any third party;

–	Use the parking garage electricity for different purposes than regular lighting;

–     Wash/carry out any maintenance works inside the building boundary.

The Landlord declines any responsibility for any damage or accident the vehicles might face.

The Tenant is bound to respect the Fire Department provisions. The vehicles shall be parked facing the wall.

It is forbidden to leave the car running in the parking lot

The Tenants shall leave/arrive the most quietly and silently, especially by night. Governing Law for any dispute, where not regulated by the present contract, is the Pretura di Lugano (Court of Lugano).

The parties agree on the content of this Lease contract. IN WITNESS WHEREOF,

Manno, September 10, 2018

The Landlord :     The Tenant :

TARCHINI REAL ESTATE SA     NAIE NATURAL ALTERNATIVES INT. EUROPE SA

/s/ Alessanda Tarchini Marra                           /s/ Mark LeDoux

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/s/ Giorgia Tarchini Gygax                            /s/ Kenneth Wolf

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EDIFICAZIONE AL MAPP. 433 - MANNO

GALLERIA 1 - PIANO TERRENO

TARCHINI REAL ESTATE SA - Centro Galleria 3 - 6928 Manno

EDIFICAZIONE AL MAPP. 433 - MANNO

GALLERIA 1 - PIANO INTERRATO

TARCHINI REAL ESTATE SA - Centro Galleria 3 - 6928 Manno

Scala: 1/500 Data: 10.09.2018 Dis.: AB

0 5m 10m

34
32
29 28 27 26 25 24 23 22 21 20 19 18 17 16 15 14 13 12 11 10 9 8
7
6
30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47
65 64 63 62 61 60 59 58 57 56 55 54 53 52 51 50 49 48
5
4
3
2
1
66 67 68 69 70 71 72 73 74 75 76 77 78 79 80 81 82 83
100 99 98 97 96 95 94 93 92 91 90 89 88 87 86 85 84

EDIFICAZIONE AL MAPP. 433 - MANNO
GALLERIA 1 - PIANO TERRENO
TARCHINI REAL ESTATE SA - Centro Galleria 3 - 6928 Manno
Scala: 1:750 Data: 10.09.2018 Dis.: ab
0 5m 10m
VIA CANTONALE